UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2014

CATALYST RESOURCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	001-03477-NY	82-0190257
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Brickwell Avenue, Suite 1100 Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 642-0571

17011 Beach Blvd., Suite 1230, Huntington Beach, CA 92647

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to written consent by the Directors of the Company on November 20, 2014, 50,000,000 shares of the Company’s $0.001 par value non-assessable restricted common stock were issued to Daniel St. John, a Director of the Company, in lieu of cash compensations for director services for the years ended December 31, 2010 – 2014.

Pursuant to written consent by the Directors of the Company on November 20, 2014, 407,000,000 shares of the Company’s $0.001 par value non-assessable restricted common stock were issued to Henry D. Fahman, the Executive Chairman, Interim President, Secretary and Treasurer of the Company, in lieu of cash compensations for director and officer services for the years ended December 31, 2005 – 2014.

These issuances brought the total number of issued and outstanding shares of the Company’s par value $0.001 non-assessable Common Stock to 998,898,690.

These issuances of our shares were made pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “Act”), provided by Section 4(2) of the Act.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CATALYST RESOURCE GROUP, INC.

/s/ Henry Fahman
Henry Fahman, Interim President

Date: November 26, 2014.